Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Second Quarter 2011

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial & Statistical Summary—Consolidated

(Dollars in millions, except per share data and as noted) (unaudited)	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2
Earnings
Net interest income	$3,136	$3,140	$3,023	$3,109	$3,097
Non-interest income (1)(2)	857	942	939	907	807

Total revenue	$3,993	$4,082	$3,962	$4,016	$3,904
Provision for loan and lease losses	343	534	839	867	723
Marketing expenses	329	276	308	250	219
Operating expenses (3)	1,926	1,886	1,783	1,746	1,781

Income from continuing operations before income taxes	$1,395	$1,386	$1,032	$1,153	$1,181
Income tax provision	450	354	331	335	369

Income from continuing operations, net of tax	945	1,032	701	818	812
Loss from discontinued operations, net of tax (2)	(34)	(16)	(4)	(15)	(204)

Net income	$911	$1,016	$697	$803	$608

Common Share Statistics
Basic EPS:
Income from continuing operations, net of tax	$2.07	$2.27	$1.55	$1.81	$1.79
Loss from discontinued operations, net of tax	(0.07)	(0.03)	(0.01)	(0.03)	(0.45)

Net income per common share	$2.00	$2.24	$1.54	$1.78	$1.34

Diluted EPS:
Income from continuing operations, net of tax	$2.04	$2.24	$1.53	$1.79	$1.78
Loss from discontinued operations, net of tax	(0.07)	(0.03)	(0.01)	(0.03)	(0.45)

Net income per common share	$1.97	$2.21	$1.52	$1.76	$1.33

Weighted average common shares outstanding (in millions):
Basic EPS	455.6	454.1	452.7	452.5	452.1
Diluted EPS	462.2	460.3	457.2	456.6	456.4
Common shares outstanding (period end)	455.8	455.2	452.8	452.6	452.3
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end) (4)	32.33	29.70	27.73	26.60	24.89
Stock price per common share (period end)	51.67	51.96	42.56	39.55	40.30
Total market capitalization (period end)	23,551	23,652	19,271	17,900	18,228
Balance Sheet (Period End)
Loans held for investment (5)	$128,965	$124,092	$125,947	$126,334	$127,140
Interest-earning assets	174,302	172,849	172,024	170,520	170,547
Total assets	199,753	199,300	197,503	196,933	197,489
Tangible assets (6)	185,778	184,928	183,158	182,904	183,474
Interest-bearing deposits	109,278	109,097	107,162	104,741	103,172
Total deposits	126,117	125,446	122,210	119,212	117,331
Borrowings	37,735	39,797	41,796	44,333	48,018
Stockholders’ equity	28,681	27,550	26,541	26,061	25,270
Tangible common equity (TCE) (7)	14,737	13,520	12,558	12,037	11,259
Balance Sheet (Quarterly Average Balances)
Average loans held for investment (5)	$127,916	$125,077	$125,441	$126,391	$128,203
Average interest-earning assets	174,143	173,540	173,992	172,473	174,650
Average total assets	199,229	198,075	197,704	196,598	199,357
Average interest-bearing deposits	109,251	108,633	106,597	104,186	104,163
Average total deposits	125,834	124,158	121,736	118,255	118,484
Average borrowings	39,451	40,538	42,428	45,910	50,404
Average stockholders’ equity	28,255	27,009	26,255	25,307	24,526
Performance Metrics
Net interest income growth (quarter over quarter)	0%	4%	(3)%	0%	(4)%
Non-interest income growth (quarter over quarter)	(9)	0	4	12	(24)
Revenue growth (quarter over quarter)	(2)	3	(1)	3	(9)
Revenue margin (8)	9.17	9.41	9.11	9.31	8.94
Net interest margin (9)	7.20	7.24	6.95	7.21	7.09
Risk-adjusted margin (10)	7.03	6.77	5.90	5.78	5.01
Return on average assets (11)	1.90	2.08	1.42	1.66	1.63
Return on average equity (12)	13.38	15.28	10.68	12.93	13.24
Return on average tangible common equity (13)	26.47	31.73	22.90	28.95	30.97
Non-interest expense as a % of average loans held for investment (14)	7.05	6.91	6.67	6.32	6.23
Efficiency ratio (15)	56.47	52.96	52.78	49.70	51.23
Effective income tax rate	32.3	25.5	32.1	29.1	31.2
Full-time equivalent employees (in thousands)	28.2	27.9	25.7	25.7	25.7
Credit Quality Metrics
Allowance for loan and lease losses	$4,488	$5,067	$5,628	$6,175	$6,799
Allowance as a % of loans held for investment	3.48%	4.08%	4.47%	4.89%	5.34%
Net charge-offs	$931	$1,145	$1,394	$1,522	$1,717
Net charge-off rate (16) (17)	2.91%	3.66%	4.45%	4.82%	5.35%
30+ day performing delinquency rate	2.90	3.07	3.52	3.71	3.81
Capital Ratios
Tier 1 risk-based capital ratio (18)	11.6%	10.9%	11.6%	11.1%	9.9%
Tier 1 common equity ratio (19)	9.2	8.4	8.8	8.2	7.0
Total risk-based capital ratio (20)	14.8	14.2	16.8	16.4	17.0
Tangible common equity (TCE) ratio (21)	7.9	7.3	6.9	6.6	6.1

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Notes to Consolidated Financial & Statistical Summary (Table 1)

(1)	Includes the impact from the change in fair value of retained interests, including interest-only strips, which totaled $16 million in Q2 2011, $7 million in Q1 2011, $8 million in Q4 2010, $6 million in Q3 2010 and $17 million in Q2 2010.

(2)	The mortgage representation and warranty reserve increased to $869 million as of June 30, 2011, from $846 million as of March 31, 2011. We recorded a provision for repurchase losses of $37 million in Q2 2011, $44 million in Q1 2011, $(7) million in Q4 2010, $16 million in Q3 2010 and $404 million in Q2 2010. The majority of the provision for repurchase losses is included in discontinued operations, with the remaining portion included in non-interest income.

(3)	Includes core deposit intangible amortization expense of $44 million in Q2 2011, $45 million in Q1 2011, $47 million in Q4 2010, $49 million in Q3 2010 and $50 million in Q2 2010 and integration costs of $0 in Q2 2011, $2 million in Q1 2011, $15 million in Q4 2010, $27 million in Q3 2010 and $22 million in Q2 2010.

(4)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 8: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this measure.

(5)	Reflects the impact of the April 1, 2011 acquisition of the existing private-label credit card loan portfolio of Kohl’s Department Stores (“Kohl’s”), which had an outstanding principal and interest balance of approximately $3.7 billion at acquisition.

(6)	Tangible assets is a non-GAAP measure consisting of total assets less assets from discontinued operations and intangible assets. See “Table 8: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this measure.

(7)	Tangible common equity is a non-GAAP measure consisting of total stockholders’ equity less intangible assets. See “Table 8: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this measure.

(8)	Calculated based on annualized total revenue for the period divided by average interest-earning assets for the period.

(9)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(10)	Calculated based on annualized total revenue less net charge-offs for the period divided by average interest-earning assets for the period.

(11)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders’ equity for the period.

(13)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period.

(14)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(15)	Calculated based on non-interest expense for the period divided by total revenue for the period.

(16)	In accordance with our loss share agreement with Kohl’s, charge-offs for the portfolio are reported net of any reimbursement of credit losses from Kohl’s, which has the impact of lowering the overall charge-off rate.

(17)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period. Average loans held for investment include purchased credit impaired loans acquired as part of the Chevy Chase Bank acquisition.

(18)	Tier 1 risk-based capital ratio is a regulatory measure calculated based on Tier 1 capital divided by risk-weighted assets. See “Table 8: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(19)	Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets. See “Table 8: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio and non-GAAP reconciliation.

(20)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets. See “Table 8: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(21)	Tangible common equity ratio (“TCE ratio”) is a non-GAAP measure calculated based on tangible common equity divided by tangible assets. See “Table 8: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio and non-GAAP reconciliation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income

	Three Months Ended			Six Months Ended
(Dollars in millions, except per share data) (unaudited)	June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Interest income:
Loans held for investment, including past-due fees	$3,367	$3,417	$3,476	$6,784	$7,134
Investment securities	313	316	342	629	691
Other	19	19	17	38	40

Total interest income	3,699	3,752	3,835	7,451	7,865

Interest expense:
Deposits	307	322	368	629	767
Securitized debt obligations	113	140	212	253	454
Senior and subordinated notes	63	64	72	127	140
Other borrowings	80	86	86	166	179

Total interest expense	563	612	738	1,175	1,540

Net interest income	3,136	3,140	3,097	6,276	6,325
Provision for loan and lease losses	343	534	723	877	2,201

Net interest income after provision for loan and lease losses	2,793	2,606	2,374	5,399	4,124

Non-interest income:
Servicing and securitizations	12	11	21	23	(15)
Service charges and other customer-related fees	460	525	496	985	1,081
Interchange	331	320	333	651	644
Net other-than-temporary impairment losses recognized in earnings	(6)	(3)	(26)	(9)	(57)
Other	60	89	(17)	149	215

Total non-interest income	857	942	807	1,799	1,868

Non-interest expense:
Salaries and associate benefits	715	741	650	1,456	1,296
Marketing	329	276	219	605	399
Communications and data processing	162	164	164	326	333
Supplies and equipment	124	135	129	259	253
Occupancy	118	119	117	237	237
Other	807	727	721	1,534	1,329

Total non-interest expense	2,255	2,162	2,000	4,417	3,847

Income from continuing operations before income taxes	1,395	1,386	1,181	2,781	2,145
Income tax provision	450	354	369	804	613

Income from continuing operations, net of tax	945	1,032	812	1,977	1,532
Loss from discontinued operations, net of tax	(34)	(16)	(204)	(50)	(288)

Net income	$911	$1,016	$608	$1,927	$1,244

Basic earnings per common share:
Income from continuing operations	$2.07	$2.27	$1.79	$4.35	$3.38
Loss from discontinued operations	(0.07)	(0.03)	(0.45)	(0.11)	(0.63)

Net income per common share	$2.00	$2.24	$1.34	$4.24	$2.75

Diluted earnings per common share:
Income from continuing operations	$2.04	$2.24	$1.78	$4.29	$3.36
Loss from discontinued operations	(0.07)	(0.03)	(0.45)	(0.11)	(0.63)

Net income per common share	$1.97	$2.21	$1.33	$4.18	$2.73

Weighted average common shares outstanding (in millions):
Basic EPS	455.6	454.1	452.1	454.9	451.6
Diluted EPS	462.2	460.3	456.4	461.3	455.9
Dividends per common share	$0.05	$0.05	$0.05	$0.10	$0.10

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

(Dollars in millions)(unaudited)	June 30, 2011	December 31, 2010	June 30, 2010

Assets:
Cash and due from banks	$1,954	$2,067	$2,668
Interest-bearing deposits with banks	4,037	2,776	2,147
Federal funds sold and repurchase agreements	652	406	384

Cash and cash equivalents	6,643	5,249	5,199
Restricted cash for securitization investors	1,328	1,602	3,446
Securities available for sale, at fair value	39,474	41,537	39,424
Loans held for investment:
Unsecuritized loans held for investment, at amortized cost	81,585	71,921	71,491
Restricted loans for securitization investors	47,380	54,026	55,649

Total loans held for investment	128,965	125,947	127,140
Less: Allowance for loan and lease losses	(4,488)	(5,628)	(6,799)

Net loans held for investment	124,477	120,319	120,341
Loans held for sale, at lower-of-cost-or-fair-value	80	228	249
Accounts receivable from securitizations	106	118	206
Premises and equipment, net	2,754	2,749	2,730
Interest receivable	1,027	1,070	1,077
Goodwill	13,596	13,591	13,588
Other	10,268	11,040	11,229

Total assets	$199,753	$197,503	$197,489

Liabilities:
Interest payable	$469	$488	$543
Customer deposits:
Non-interest bearing deposits	16,839	15,048	14,159
Interest-bearing deposits	109,278	107,162	103,172

Total customer deposits	126,117	122,210	117,331
Securitized debt obligations	19,860	26,915	33,009
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	2,575	1,517	728
Senior and subordinated notes	8,664	8,650	9,424
Other borrowings	6,636	4,714	4,857

Total other debt	17,875	14,881	15,009
Other liabilities	6,751	6,468	6,327

Total liabilities	171,072	170,962	172,219

Stockholders’ equity:
Common stock	5	5	5
Paid-in capital, net	19,188	19,084	19,029
Retained earnings	12,287	10,406	8,969
Accumulated other comprehensive income	442	248	467
Less: Treasury stock, at cost	(3,241)	(3,202)	(3,200)

Total stockholders’ equity	28,681	26,541	25,270

Total liabilities and stockholders’ equity	$199,753	$197,503	$197,489

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Average Balances, Net Interest Income and Net Interest Margin

	Quarter Ended 06/30/11			Quarter Ended 03/31/11			Quarter Ended 06/30/10
(Dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans held for investment	$127,916	$3,367	10.53%	$125,077	$3,417	10.93%	$128,203	$3,476	10.85%
Investment securities	40,381	313	3.10	41,532	316	3.04	39,022	342	3.51
Other	5,846	19	1.30	6,931	19	1.10	7,425	17	0.92

Total interest-earning assets	$174,143	$3,699	8.50%	$173,540	$3,752	8.65%	$174,650	$3,835	8.78%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$13,186	$9	0.27%	$13,648	$9	0.26%	$11,601	$10	0.34%
Money market deposit accounts	45,527	99	0.87	45,613	110	0.96	42,127	99	0.94
Savings accounts	29,329	60	0.82	26,801	55	0.82	21,017	44	0.84
Other consumer time deposits	14,330	91	2.54	15,344	99	2.58	20,744	150	2.89
Public fund CD’s of $100,000 or more	110	1	3.64	149	1	2.68	240	1	1.67
CD’s of $100,000 or more	5,867	46	3.14	6,097	47	3.08	7,601	63	3.32
Foreign time deposits	902	1	0.44	981	1	0.41	833	1	0.48

Total interest-bearing deposits	$109,251	$307	1.12%	$108,633	$322	1.19%	$104,163	$368	1.41%
Securitized debt obligations	22,191	113	2.04	25,515	140	2.19	35,248	212	2.41
Senior and subordinated notes	8,093	63	3.11	8,090	64	3.16	8,760	72	3.29
Other borrowings	9,167	80	3.49	6,933	86	4.96	6,396	86	5.38

Total interest-bearing liabilities	$148,702	$563	1.51%	$149,171	$612	1.64%	$154,567	$738	1.91%

Net interest income/spread		$3,136	6.99%		$3,140	7.01%		$3,097	6.87%

Interest income to average interest-earning assets			8.50%			8.65%			8.78%
Interest expense to average interest-earning assets			1.30			1.41			1.69

Net interest margin			7.20%			7.24%			7.09%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Loan Information and Performance Statistics(1)

(Dollars in millions)(unaudited)	2011 Q2	2011 Q1	2010 Q4	2010 Q3	2010 Q2
Period-end loans held for investment
Credit card:
Domestic credit card (2)	$53,994	$50,570	$53,849	$53,839	$54,628
International credit card	8,711	8,735	7,522	7,487	7,269

Total credit card	62,705	59,305	61,371	61,326	61,897

Consumer banking:
Automobile	19,223	18,342	17,867	17,643	17,221
Home loan	11,323	11,741	12,103	12,763	13,322
Retail banking	4,046	4,223	4,413	4,591	4,770

Total consumer banking	34,592	34,306	34,383	34,997	35,313

Commercial banking:
Commercial and multifamily real estate	14,035	13,543	13,396	13,475	13,580
Middle market	11,404	10,758	10,484	10,364	10,203
Specialty lending	4,122	3,936	4,020	3,813	3,815

Total commercial lending	29,561	28,237	27,900	27,652	27,598
Small-ticket commercial real estate	1,642	1,780	1,842	1,890	1,977

Total commercial banking	31,203	30,017	29,742	29,542	29,575

Other loans (3)	465	464	451	469	470

Total	$128,965	$124,092	$125,947	$126,334	$127,255

Average loans held for investment
Credit card:
Domestic credit card (2)	$53,868	$51,889	$53,189	$54,049	$55,252
International credit card	8,823	8,697	7,419	7,342	7,427

Total credit card	62,691	60,586	60,608	61,391	62,679

Consumer banking:
Automobile	18,753	18,025	17,763	17,397	17,276
Home loan	11,534	11,960	12,522	13,024	13,573
Retail banking	4,154	4,251	4,466	4,669	4,811

Total consumer banking	34,441	34,236	34,751	35,090	35,660

Commercial banking:
Commercial and multifamily real estate	13,597	13,345	13,323	13,411	13,543
Middle market	10,979	10,666	10,460	10,352	10,276
Specialty lending	4,014	3,964	3,947	3,715	3,654

Total commercial lending	28,590	27,975	27,730	27,478	27,473
Small-ticket commercial real estate	1,726	1,818	1,887	1,957	2,060

Total commercial banking	30,316	29,793	29,617	29,435	29,533

Other loans (3)	468	462	465	475	463

Total	$127,916	$125,077	$125,441	$126,391	$128,335

Net charge-off rates
Credit card:
Domestic credit card (4)	4.74%	6.20%	7.28%	8.23%	9.49%
International credit card	7.02	5.74	6.68	7.60	8.38

Total credit card	5.06%	6.13%	7.21%	8.16%	9.36%

Consumer banking:
Automobile	1.11%	1.98%	2.65%	2.71%	2.09%
Home loan	0.60	0.71	0.89	0.41	0.46
Retail banking	1.73	2.24	2.40	2.20	2.11

Total consumer banking	1.01%	1.57%	1.98%	1.79%	1.47%

Commercial banking:
Commercial and multifamily real estate	0.39%	0.56%	1.15%	1.78%	1.17%
Middle market	0.13	0.18	0.94	0.43	0.78
Specialty lending	0.47	0.30	0.63	0.64	0.87

Total commercial lending	0.30%	0.38%	1.00%	1.11%	0.98%
Small-ticket commercial real estate	3.77	7.14	7.72	3.48	4.21

Total commercial banking	0.50%	0.79%	1.43%	1.27%	1.21%

Other loans	10.59%	19.91%	21.11%	17.63%	27.95%

Total	2.91%	3.66%	4.45%	4.82%	5.36%

30+ day performing delinquency rates
Credit card:
Domestic credit card	3.33%	3.59%	4.09%	4.53%	4.79%
International credit card	5.30	5.55	5.75	5.84	6.03

Total credit card	3.60%	3.88%	4.29%	4.69%	4.94%

Consumer banking:
Automobile	6.09%	5.79%	7.58%	7.42%	7.25%
Home loan	0.70	0.61	0.64	0.69	0.68
Retail banking	0.76	0.93	0.93	1.08	0.87

Total consumer banking	3.70%	3.42%	4.28%	4.14%	3.91%

Nonperforming asset rates(5) (6)
Consumer banking:
Automobile	0.49%	0.39%	0.64%	0.60%	0.56%
Home loan	4.40	4.34	4.25	4.09	3.78
Retail banking	2.45	2.44	2.66	2.41	2.25

Total consumer banking	2.00%	2.00%	2.17%	2.11%	2.00%

Commercial banking:
Commercial and multifamily real estate	2.35%	2.63%	2.23%	2.42%	2.82%
Middle market	1.19	1.14	1.33	1.38	1.20
Specialty lending	0.95	1.19	1.30	1.75	1.94

Total commercial lending	1.71%	1.86%	1.76%	1.94%	2.10%
Small-ticket commercial real estate	0.75	3.39	2.38	2.04	3.57

Total commercial banking	1.66%	1.95%	1.80%	1.94%	2.20%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Notes to Loan Information and Performance Statistics (Table 6)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)	Reflects the impact of the April 1, 2011 acquisition of the existing private-label credit card loan portfolio of Kohl’s Department Stores (“Kohl’s”), which had an outstanding principal and interest balance of approximately $3.7 billion at acquisition.

(3)	Other loans held for investment includes unamortized premiums and discounts on loans acquired as part of the North Fork and Hibernia acquisitions.

(4)	In accordance with our loss share agreement with Kohl’s, charge-offs for the portfolio are reported net of any reimbursement of credit losses from Kohl’s, which has the impact of lowering the overall Domestic Card charge-off rate.

(5)	Nonperforming assets consist of nonperforming loans and real estate owned (“REO”) and foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each segment divided by the combined total of loans held for investment, REO and foreclosed assets for each respective segment.

(6)	As permitted by regulatory guidance, our policy is generally to exempt delinquent credit card loans from being classified as nonperforming. We continue to accrue finance charges and fees on credit card loans until the loan is charged off, typically when the account becomes 180 days past due. Billed finance charges and fees considered uncollectible are not recognized in income.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (TCE), TCE ratio, Tier 1 common equity and Tier 1 common equity ratio. The table below provides the details of the calculation of each of these measures. While these non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

(Dollars in millions)(unaudited)	2011 Q2		2011 Q1	2010 Q4	2010 Q3	2010 Q2
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$28,255		$27,009	$26,255	$25,307	$24,526
Less: Average intangible assets (1)	(13,973)		(14,001)	(14,008)	(14,003)	(14,039)

Average tangible common equity	$14,282		$13,008	$12,247	$11,304	$10,487

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$28,681		$27,550	$26,541	$26,061	$25,270
Less: Intangible assets (1)	(13,944)		(14,030)	(13,983)	(14,024)	(14,011)

Tangible common equity	$14,737		$13,520	$12,558	$12,037	$11,259

Total Assets to Tangible Assets
Total assets	$199,753		$199,300	$197,503	$196,933	$197,489
Less: Assets from discontinued operations	(31)		(342)	(362)	(5)	(4)

Total assets from continuing operations	199,722		198,958	197,141	196,928	197,485
Less: Intangible assets (1)	(13,944)		(14,030)	(13,983)	(14,024)	(14,011)

Tangible assets	$185,778		$184,928	$183,158	$182,904	$183,474

Non-GAAP TCE Ratio
Tangible common equity	$14,737		$13,520	$12,558	$12,037	$11,259
Tangible assets	185,778		184,928	183,158	182,904	183,474

TCE ratio (2)	7.9%		7.3%	6.9%	6.6%	6.1%

Non-GAAP Tier 1 Common Equity and Regulatory Capital Ratios
Total stockholders’ equity	$28,681		$27,550	$26,541	$26,061	$25,270
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI (3)	(482)		(314)	(368)	(580)	(661)
Net (gains) losses on cash flow hedges recorded in AOCI (3)	71		95	86	79	73
Disallowed goodwill and other intangible assets	(13,954)		(13,993)	(13,953)	(13,993)	(14,023)
Disallowed deferred tax assets	(648)		(1,377)	(1,150)	(1,324)	(1,977)
Other	(2)		(2)	(2)	(2)	(2)

Tier 1 common equity	$13,666		$11,959	$11,154	$10,241	$8,680
Plus: Tier 1 restricted core capital items (4)	3,636		3,636	3,636	3,636	3,637

Tier 1 capital	$17,302		$15,595	$14,790	$13,877	$12,317

Plus: Long-term debt qualifying as Tier 2 capital	2,727		2,827	2,827	2,827	2,898
Qualifying allowance for loan and lease losses	1,873		1,825	3,748	3,726	5,836
Other Tier 2 components	28		20	29	24	25

Tier 2 capital	$4,628		$4,672	$6,604	$6,577	$8,759

Total risk-based capital (5)	$21,930		$20,267	$21,394	$20,454	$21,076

Risk-weighted assets (6)	$148,619		$142,495	$127,043	$124,726	$124,038

Tier 1 common equity ratio (7)	9.2	% (10)	8.4%	8.8%	8.2%	7.0%
Tier 1 risk-based capital ratio (8)	11.6	(10)	10.9	11.6	11.1	9.9
Total risk-based capital ratio (9)	14.8	(10)	14.2	16.8	16.4	17.0

(1)	Includes impact from related deferred taxes.

(2)	Calculated based on tangible common equity divided by tangible assets.

(3)	Amounts presented are net of tax.

(4)	Consists primarily of trust preferred securities.

(5)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.

(6)	Calculated based on prescribed regulatory guidelines.

(7)	Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets.

(8)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(9)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets.

(10)	Capital ratios as of the end of Q2 2011 are preliminary and therefore subject to change once the calculations have been finalized.